UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2005

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

40 Valley Stream Parkway
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Chief Executive Officer’s Interview with The Wall Street Transcript

On October 10, 2005, our Chief Executive Officer, Gerri Henwood, had an interview with The Wall Street Transcript (“TWST”). In the interview, Ms. Henwood discussed, among other things, our product pipeline, clinical results, the timing of the commencement and completion of clinical trials and competitive developments affecting our products. TWST tentatively plans to publish the transcript of the interview on its website on October 24, 2005. A copy of the transcript is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Auxilium Pharmaceuticals, Inc. to Present at the C.E. Unterberg Towbin Emerging Growth Life Sciences Conference

On October 19, 2005, we issued a press release announcing our intention to present at the C.E. Unterberg Towbin Emerging Growth Life Sciences Conference (“CEUT Conference”) which will take place on October 25 and 26, 2005 at the Palace Hotel in New York. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. In connection with the CEUT Conference, TWST will publish a publication which will include the transcript of its October 10, 2005 interview with Ms. Henwood. A copy of the transcript is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report and in Exhibits 99.1 and 99.2 hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The furnishing of such information is not an admission as to the materiality of any of the information set forth therein or herein. The information in this Item 7.01 and in Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Transcript of The Wall Street Transcript’s interview of Gerri Henwood, the Company’s Chief Executive Officer, on October 10, 2005.

99.2	Press Release entitled “Auxilium Pharmaceuticals to Present at the C.E. Unterberg Towbin Emerging Growth Life Sciences Conference”, dated October 19, 2005, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: October 21, 2005	By:	/s/ James E. Fickenscher
James E. Fickenscher Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Transcript of The Wall Street Transcript’s interview of Gerri Henwood, the Company’s Chief Executive Officer, on October 10, 2005.

99.2	Press Release entitled “Auxilium Pharmaceuticals to Present at the C.E. Unterberg Towbin Emerging Growth Life Sciences Conference”, dated October 19, 2005, issued by the Company.